UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2013
Tanke Biosciences Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53529	26-3853855
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 2801, East Tower of Hui Hao Building, No. 519 Machang Road, Pearl River New City, Guangzhou, People’s Republic of China	510627
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86-20-38859025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, Gilbert Lee, Chief Financial Officer of Tanke Biosciences Corporation (“we,” “us” or the “Registrant”), submitted his written resignation to the Board of Directors of the Registrant, effective immediately. Mr. Lee’s decision to resign is not a result of any disagreement with us relating to our operations, policies or practices.

The Registrant is seeking qualified candidate to replace Mr. Lee, and in the interim other officers of the Registrant may fulfill Mr. Lee’s functions on an interim basis.

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Exhibit

	99.1	Resignation Letter of Gilbert Lee, dated September 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013	TANKE BIOSCIENCES CORPORATION

	By:	/s/ Guixiong Qiu
		Name:	Guixiong Qiu
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Resignation Letter of Gilbert Lee, dated September 30, 2013.